                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


--------------------------------------------------------------------------------



Date of Report (Date of earliest event reported)  November 24, 1999
                                                  ------------------------------


                                  VIRAGEN, INC.
--------------------------------------------------------------------------------



           Delaware                     0-10252                   59-2101668
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission File             IRS Employer
     or incorporation)                   Number)             Identification No.)



           865 S.W. 78th Avenue, Suite 100, Plantation, Florida 33324
--------------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)



 Registrant's telephone number, including area code        (954) 233-8746
                                                   -----------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On November 24, 1999, Viragen, Inc. entered into a Common Stock and Warrants Purchase Agreement with AMRO International, S.A., Markham Holdings, Limited and Tashdale Ltd. for gross proceeds of $2.5 million. Viragen contracted to issue in three tranches a total of up to 4,600,000 shares of common stock and warrants to purchase up to 250,000 shares of common stock to the three investors. The financing is being made in accordance with Regulation S under the Securities Act of 1933. The first tranche involved the sale of 1,000,000 shares and warrants to purchase 50,000 shares to AMRO International for $500,000 or $.50 er share and the sale of 300,000 shares and warrants to purchase 15,000 shares to Markham Holdings Limited for $150,000 or $.50 per share.
The warrants are exercisable at $1.15 per share and expire at November 30, 2002.

         At the time Viragen files the registration statement on this financing, AMRO International will acquire an additional 1,000,000 shares of common stock and warrants to purchase 50,000 shares for a consideration of $500,000 or $0.50 per share. Markham Holdings will acquire at the same time 300,000 shares and warrants to purchase 15,000 shares for a consideration of $150,000 or $0.50 per share. The warrants are also exercisable at $1.15 per share and expire on November 30, 2002. Upon the effectiveness of the registration statement filed in this transaction, Viragen will issue 2,000,000 shares and Warrants to purchase 120,000 shares to Tashdale for a consideration of $1,200,000 or $0.60 per share. The warrants are exercisable at $1.15 per share and will expire at November 30, 2002.

         Viragen has agreed to file a registration statement covering the shares issued and to be issued and the shares to be issued under the warrants. Viragen needs to file a registration statement by December 24, 1999 or it will have to pay the investors a penalty of 2.5% of the principal nvested per month in cash or stock at the investors' option. In addition, if the registration statement does not become effective within 100 days of its filing date, Viragen will need to pay a similar penalty.

         Viragen paid a placement fee of 6% and a non-accountable expense allowance of 1% to Curzon Capital Corp. who were the placement agent for this transaction. They will also receive the same commission and expense allowance in subsequent tranches. In addition, the placement agents received warrants to purchase 32,500 shares and will receive warrants to purchase 92,500 shares for future tranches. The warrants are exercisable at $1.15 per share and expire at November 30, 2002.


ITEM 7.  EXHIBITS

         (1) Common Stock and Warrants Purchase Agreement, Stock Purchase Warrant and Registration Rights Agreement with AMRO International, S.A., Markham Holdings Limited and Tashdale Ltd.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.





                                           VIRAGEN, INC.



                                           By: /s/ Dennis W. Healey
                                               ---------------------------
                                               Dennis W. Healey,
                                               Executive Vice President and
                                               Principal Financial Officer



Dated: December 9, 1999

                                   EXHIBIT (1)


                  Common Stock and Warrants Purchase Agreement,
            Stock Purchase Warrant and Registration Rights Agreement
             With AMRO International, S.A., Markham Holdings Limited
                                And Tashdale Ltd.